AMENDMENT NUMBER ONE
to the
MASTER REPURCHASE AGREEMENT
Dated as of December 13, 2005
by and among
DB STRUCTURED PRODCUTS, INC.
ASPEN FUNDING CORP.
NEWPORT FUNDING CORP.
NEW YORK MORTGAGE TRUST, INC.
and
NYMC LOAN CORPORATION

This AMENDMENT NUMBER ONE is made this 12th day of December, 2006 ("Amendment Number One"), by and among DB STRUCTURED PRODCUTS, INC. ("DBSP"), ASPEN FUNDING CORP., and NEWPORT FUNDING CORP. (collectively, the "Buyers"), NEW YORK MORTGAGE TRUST, INC. (the "Guarantor") and NYMC LOAN CORPORATION (the "Seller"), to the Master Repurchase Agreement, dated as of December 13, 2005, as amended, by and among the Buyers, Guarantor and the Seller (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Seller and Guarantor wish to amend the Agreement as more particularly set forth herein.

WHEREAS, as of the date of this Amendment Number One, the Seller and the Guarantor represent to the Buyers that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and are not in default under the Agreement.

WHEREAS, the Seller, the Guarantor and the Buyers have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Agreement.

(a) In section 2(a), the following definitions shall be inserted:

"Committed Amount" shall mean One Million Dollars ($1,000,000) committed by DBSP to NYMC pursuant to a letter dated as of December 12, 2006.

"Uncommitted Amount" shall mean Two Hundred and Ninety Nine Million Dollars ($299,000,000).

(b) In Section 2(a), the definition of Maximum Aggregate Purchase Price shall be deleted in its entirety and replaced with the following:

"Maximum Aggregate Purchase Price" shall mean the Committed Amount and the Uncommitted Amount.

(c) In Section 2(a), the definition of Termination Date shall be deleted in its entirety and replaced with the following:

"Termination Date" means the earlier of (i) December 12, 2007, (ii) at Buyers' option, upon the occurrence of an Event of Default, or (iii) at Buyers' option, upon the occurrence of any outbreak or material escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets is such as to make it, in the reasonable judgment of Buyers, impracticable to continue this Agreement.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Representations. In order to induce the Buyers to execute and deliver this Amendment Number One, the Seller and Guarantor hereby represent to the Buyers that as of the date hereof, the Seller and Guarantor are in full compliance with all of the terms and conditions of the program Documents and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5. Fees and Expenses. The Seller agrees to pay to the Buyers all fees and out of pocket expenses incurred by the Buyers in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyers' legal counsel incurred in connection with this Amendment Number One).

SECTION 6. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Seller, the Guarantor and the Buyers have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NYMC LOAN CORPORATION

By:______________________________
Name: Steven B. Schnall
Title: President & Chief Executive Officer

NEW YORK MORTGAGE TRUST, INC.

By:______________________________
Name: Steven B. Schnall
Title: Chairman, President & Co-Chief Executive Officer

DB STRUCTURED PRODUCTS, INC.

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

ASPEN FUNDING CORP.

By:______________________________
Name:
Title:

NEWPORT FUNDING CORP.

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the Seller, the Guarantor and the Buyers have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NYMC LOAN CORPORATION

By:______________________________
Name:
Title:

NEW YORK MORTGAGE TRUST, INC.

By:______________________________
Name:
Title:

DB STRUCTURED PRODUCTS, INC.

By:______________________________
Name: Vincent D'Amore
Title: Authorized Signatories

By:______________________________
Name: GLENN MINKOFF
Title: DIRECTOR

ASPEN FUNDING CORP.

By:______________________________
Name:
Title:

NEWPORT FUNDING CORP.

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the Seller, the Guarantor and the Buyers have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

NYMC LOAN CORPORATION

By:____________________
Name:
Title:

NEW YORK MORTGAGE TRUST, INC.

By:____________________
Name:
Title:

DB STRUCTURED PRODUCTS, INC

By:____________________
Name:
Title:

By:____________________
Name:
Title:

ASPEN FUNDING CORP.

By: [signature]
Name: Doris J. Hearn
Title: Vice President

NEWPORT FUNDING CORP.

By: [signature]
Name: Doris J. Hearn
Title: Vice President

[TPW: NYLEGAL:600281.1] 17988-00356 12/11/2006 02:33 PM